UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2018

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Sale of Senior Secured Notes due 2023

On April 25, 2018, LSB Industries, Inc. (the “Company”) completed its previously announced issuance and sale of $400 million aggregate principal amount of its 9.625% Senior Secured Notes due 2023 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of April 25, 2018 (the “Indenture”), by and among the Company, the subsidiary guarantors named therein, and Wilmington Trust, National Association, a national banking association, as trustee and collateral agent (the “Notes Trustee”). The Notes were issued at a price equal to 99.509% of their face value in a transaction exempt from the registration requirements under the Securities Act of 1933 (the “Securities Act”) and will be resold to eligible purchasers in reliance on Rule 144A and/or Section 4(a)(2) under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will mature on May 1, 2023 and rank senior in right of payment to all of the Company’s debt that is expressly subordinated in right of payment to the notes, and will rank pari passu in right of payment with all of the Company’s liabilities that are not so subordinated, including the Company’s revolving credit facility (the “Revolving Credit Facility”). The Company’s obligations under the Notes are jointly and severally guaranteed by the subsidiary guarantors named in the Indenture on a senior secured basis.

Interest on the Notes accrues at a rate of 9.625% per annum and is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2018, to the holders of record on the immediately preceding April 15 and October 15.

On or after May 1, 2020, the Company may redeem the Notes at its option, in whole or in part, at the redemption prices set forth below, plus accrued and unpaid interest to but excluding the redemption date, on the Notes redeemed during the twelve-month period commencing on May 1 of the years indicated below:

Year	Percentage
2020	107.219%
2021	103.609%
2022 and thereafter	100.000%

Prior to May 1, 2020, the Company may redeem some or all of the Notes at a redemption price of 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium, plus accrued and unpaid interest, if any, to but excluding the redemption date. In addition, the Company may redeem up to 40% of the aggregate principal amount of the notes on or prior to May 1, 2020 with an amount equal to the net cash proceeds of certain equity offerings at a redemption price of 109.625% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to but excluding the redemption date. If the Company experiences a change of control, it must offer to purchase the notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to but excluding the date of purchase.

The Indenture contains covenants that limit, among other things, the Company and certain of its subsidiaries’ ability to (1) incur additional indebtedness; (2) declare or pay dividends, redeem stock or make other distributions to stockholders; (3) make other restricted payments, including investments; (4) create dividend and other payment restrictions affecting its subsidiaries; (5) create liens or use assets as security in other transactions; (6) merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of the Company’s assets; and (7) enter into transactions with affiliates. Further, during any such time when the Notes are rated investment grade by each of Moody’s Investors Service, Inc. and Standard & Poor’s Investors Ratings Services and no Default (as defined in the Indenture) has occurred and is continuing, certain of the covenants will be suspended with respect to the Notes.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs and is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest on all the Notes to be due and payable.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the complete text of the Indenture (including the forms of the Notes and the form of Guarantee Agreement included therein), a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to the Intercreditor Agreement

In connection with the issuance of the Notes, the Intercreditor Agreement, dated as of August 7, 2013 and previously entered into by and between Wells Fargo Capital Finance, LLC, as agent (the “Revolving Facility Agent”) under the Revolving Credit Facility, and UMB Bank, n.a., as trustee and collateral agent (the “Existing Notes Trustee”) under the Company’s 8.50% Senior Secured Notes due 2019 (the “Existing Notes”), was amended (the “Intercreditor Amendment”) to, among other things, replace the Existing Notes Trustee with the Notes Trustee as the “Notes Agent” thereunder and replace the Existing Notes with the Notes as the “Notes” referenced therein, and to make certain other changes as described therein with respect to the rights and remedies of the Revolving Facility Agent and the Notes Trustee with respect to the shared collateral securing the Revolving Credit Facility and the Notes.

The foregoing description of the Intercreditor Amendment is not intended to be complete and is qualified in its entirety by reference to the complete text of the Intercreditor Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On April 25, 2018, the Company issued a press release announcing the completion of its refinancing transactions (the “Refinancing Transactions”), including the issuance and sale of the Notes as well as the settlement of the Company’s previously announced cash tender offer (the “Tender Offer”) for any and all of its Existing Notes. The Company accepted for purchase $337,525,000 principal amount of its Existing Notes in the Tender Offer, representing all of the Existing Notes validly tendered and not validly withdrawn prior to the Tender Offer deadline. In connection therewith, the Company submitted an irrevocable notice of redemption to redeem $37,475,000 principal amount of its Existing Notes, representing all of the outstanding Existing Notes not validly tendered in the Tender Offer, at a redemption price equal to 101.938% of the principal amount thereof, plus accrued and unpaid interest on the Existing Notes redeemed to but excluding the redemption date, which is scheduled for May 25, 2018.

Also on April 25, 2018, LSB satisfied and discharged its obligations under the indenture governing the Existing Notes by irrevocably depositing with the trustee for the Existing Notes funds sufficient to redeem the Existing Notes in full and to pay related fees and expenses.

A copy of the press release announcing the completion of the Refinancing Transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits attached hereto, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Current Report on Form 8-K, including the Exhibits hereto, may constitute forward-looking statements. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, (i) the Company’s business plans may change as circumstances warrant or (ii) any of the risk factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference to this Item 7.01 or Exhibit 99.1 in such filing.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of April 25, 2018, among LSB Industries, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.2	Form of 9.625% Senior Secured Notes due 2023 (included in Exhibit 4.1).

10.1	Amendment No. 1 to Intercreditor Agreement, dated as of April 25, 2018, among Wells Fargo Capital Finance, LLC, UMB Bank, n.a. and Wilmington Trust, National Association, and acknowledged by LSB Industries, Inc. and the subsidiary guarantors party thereto.

99.1	Press Release, dated April 25, 2018, announcing the completion of the Refinancing Transactions.

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of April 25, 2018, among LSB Industries, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.2	Form of 9.625% Senior Secured Notes due 2023 (included in Exhibit 4.1).

10.1	Amendment No. 1 to Intercreditor Agreement, dated as of April 25, 2018, among Wells Fargo Capital Finance, LLC, UMB Bank, n.a. and Wilmington Trust, National Association, and acknowledged by LSB Industries, Inc. and the subsidiary guarantors party thereto.

99.1	Press Release, dated April 25, 2018, announcing the completion of the Refinancing Transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2018

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President and Chief Financial Officer